Exhibit 10.39

                          PEACEFUL POSSESSION AGREEMENT

         AGREEMENT made this 24th day of January, 2002, by and among between Kolar, Inc., a Delaware corporation with an office at 407 Cliff Street, Ithaca, New York 14850 (hereinafter called the "Debtor"), JPMorgan Chase Bank f/k/a The Chase Manhattan Bank, as lender and Administrative Agent, a New York Banking corporation with an office at 395 North Service Road, Suite 302, Melville, New York 11747 and J.P. Morgan Leasing, Inc., a New York Corporation with an office at One Chase Square, Rochester, New York 14643 (hereinafter collectively the "Bank").
                              W I T N E S S E T H :
         WHEREAS, in order to secure certain indebtedness (i) evidenced by a certain Credit Agreement, dated as of October 9, 1997, as amended from time to time (the "Credit Agreement") and certain notes (the "Notes") executed in connection with the Credit Agreement and (ii) a certain line of credit dated July 11, 2001 (the "Line"), the Promissory Note dated October 1, 2001 in the original amount of $1,020,000 in favor of the Chase Manhattan Bank (the "Chase Note") and the Promissory Note dated December 31, 2001, in the original principal amount of $680,000, payable to Mellon Bank (the "Mellon Note") and
(iii) a certain Master Lease Purchase Agreement dated as of August 14, 2000 and
Schedule 1 annexed thereto (the "Lease", and the Credit Agreement, Notes, Line, Chase Note, Mellon Note, Lease and the documents executed in connection therewith are collectively referred to as the "Financing Agreements"), the Debtor has, pursuant to certain of the Financing Agreements, granted to the Bank a security interest in all of its personal property collateral, wherever located as more fully set forth on Schedule A hereto (the foregoing hereinafter collectively called the "Collateral"); and

         WHEREAS, the Debtor is presently in default under the terms of the Financing Agreements between the Debtor and Bank; and

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         WHEREAS, pursuant to the terms of the Financing Agreements, the Bank is presently entitled to possession of the Collateral, including the right to make direct collection of the accounts receivable; and

         WHEREAS, the Debtor desires to deliver peaceful possession of the Collateral to the Bank at the Debtor's premises located at 407 Cliff Street, 618-620 Buffalo Street, 604 and 612 Elmira Road, and 239 Cherry Street, Ithaca, New York (the "Premises") pursuant to the Financing Agreements and for the purpose of enabling the Bank to dispose of the Collateral at said Premises;

         NOW THEREFORE, the parties hereto agree as follows:

1. The Debtor hereby delivers peaceful possession of the Collateral to the Bank for the purpose of enabling the Bank to sell, convey or otherwise dispose of said Collateral pursuant to its security interests therein. Possession of the Collateral shall be effectuated by the Bank taking possession of the Collateral on the Debtor's Premises. At its sole option, the Bank may post signs at the Premises and take any other action it deems reasonable to indicate the Bank's possession as a secured party and to preserve, protect and secure the Collateral.

2. In connection with the foregoing, the Debtor grants the Bank and its designees permission to enter upon the Debtor's Premises and to have complete access to and control over the Debtor's books and records for so long as the Bank reasonably deems necessary. The Bank or its designees may remain in possession of said Collateral for the purpose of taking any steps which it deems necessary in order to dispose of the Collateral, and it may remain in possession thereof for so long as it deems necessary to effectuate a commercially reasonable disposition of all or any portion of the Collateral. The Bank may designate the personnel who will conduct such disposition of Collateral from such Premises. The Bank or its designees may, in its sole discretion, remain in possession to use or operate all or any part of the Collateral for the purpose of completing customer orders or otherwise preserving the Collateral or its value in any reasonable manner so as to maintain the going business value of the Collateral. While the Bank, or its designees, is in possession of the Collateral, it shall have no liability to the Debtor, except for acts of willful misconduct or gross negligence occasioned by it or its servants, agents or representatives.

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 3. During such period as the Bank remains in possession of the
Collateral as provided hereunder prior to the time of sale or disposition, the Bank shall not be deemed to be in control of the Premises and shall have no liability for the payment of any taxes, rents or other charges in relation to the Collateral or the Premises. The risk of accidental loss or damage to the Collateral shall remain upon the Debtor to the extent of any deficiency in any effective insurance coverage, except for acts of willful misconduct or gross negligence occasioned by the Bank or its servants, agents or representatives. At its sole option and discretion, the Bank may pay the costs of insurance or other charges incurred in the custody or preservation of the Collateral on the Premises and such costs shall be secured by the Collateral.

4. The Debtor acknowledges that the Bank intends to commence active preparation immediately for the sale or other disposition of the Collateral and will accomplish such sale or disposition in a commercially reasonable time and manner hereafter. In the event the Bank determines that it is commercially reasonable to dispose of all or any portion of said Collateral by means of private sale, or the Bank determines it is commercially reasonable to make a public sale of all or any portion of the Collateral, the Bank shall give five (5) days prior notice to the Debtor of the time and place of such public or private sale. Such notice shall be sent to the Debtor at 407 Cliff Street, Ithaca, New York 14850. The Debtor hereby agrees that the notice given or described herein constitutes or shall constitute reasonable notification within the meaning of the Uniform Commercial Code.

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5. The Debtor shall cooperate to the extent reasonably required by the Bank in furnishing information and assistance necessary to effectuate the sale of Collateral and in obtaining and/or preparing any bills of sale or other documents required incident to such sale.

6. The Debtor shall supply to the Bank all necessary information which the Bank reasonably requires with respect to the collection of its receivables and shall provide to the Bank all necessary books, records, invoices and other documents relevant to the collection of the receivables and shall exercise its best efforts to provide the Bank with witnesses or other parties who have knowledge of information relevant to the collection of these receivables.

7. The Bank does not accept possession of the Collateral, nor assignment of the receivables, as full satisfaction or a release of the Debtor's obligations to the Bank, and the Bank shall continue to have all rights and remedies to which it is otherwise entitled with respect to the obligations secured by the Collateral, including but not limited to the right to collect a deficiency judgment against the Debtor or any guarantor and this agreement shall not constitute a waiver or modification thereof. Such rights and remedies shall be cumulative and may be pursued by the Bank at any time, whether or not the disposition of the Collateral has been effectuated.

8. Debtor will indemnify, defend and hold the Bank, its agents and employees harmless from any and all loss, liability, damage and expenses, including attorney's fees, in any way suffered, incurred or paid by the Bank, its agents and employees as a result of any spill of waste oil and/or other contaminants on the Debtor's premises, except for acts of willful misconduct or gross negligence occasioned by the Bank or its servants, agents or representatives, and the Debtor hereby consents to the removal of all waste oil and/or other contaminants from the Collateral by the Bank or its agents.

9. (a). The Debtor acknowledges that the outstanding principal balance under the Financing Agreements on the date hereof is as follows:

         A. Credit Agreement: $ 3,243,819.88

         B. Chase Note: $1,020,000.00

         C. Mellon Note $ 680,000.00

         D. Lease $1,287,422.28 (as of February 4, 2002; valid through February 18, 2002)

         E. Restructuring Fees $ 50,000.00

which sums, with interest thereon, costs and expenses as set forth in the Financing Agreements, are due and owing without offset, counterclaim and/or defense of any kind whatsoever.

  (b) The Financing Agreements are legal, valid, binding and enforceable against the Debtor and it has no counterclaim, claim of offset or defense with respect thereto.

10. This Agreement may be executed and delivered in multiple counter part copies, each of which shall be an original and all of which shall constitute one and the same agreement. This Agreement may not be amended, supplemented or modified unless pursuant to a writing executed by each of the Parties hereto.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed in their corporate names on the day and year first above written.


BANK:

         JPMORGAN CHASE BANK

By:      /s/ Emilia Teige
         ------------------------------------
         Emilia Teige, Vice President

         J.P. MORGAN LEASING, INC.

By:      /s/ Michael O'Hern
         -------------------------------------
         Michael O'Hern, Senior Vice President

DEBTOR:

         KOLAR, INC.

By:      /s/ Edward J. Fred
         ------------------------------------
         Edward J. Fred, Vice President & CFO

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CONSENTED HEREIN:

         CPI AEROSTRUCTURES, INC.

By:      /s/ Edward J. Fred
         ------------------------------------
         Edward J. Fred, President & CFO



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STATE OF NEW YORK )
                  ) ss.:
COUNTY OF         )

         On this ____ day of __________________, 20____, before me, the undersigned officer, personally appeared _________________________, ______________________ of ________________________________________, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said corporation.



                                             -----------------------------------
                                             Notary Public
                                             My Commission Expires: ____________

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF         )

         On this 24th day of January, 2002, before me, the undersigned officer, personally appeared Edward J. Fred, President and CFO of CPI Aerostructures, Inc., signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said corporation.


                                          /s/ Catherine A. Clare
                                          -----------------------------------
                                          Notary Public
                                          My Commission Expires: July 27, 2002

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF         )

         On this ____ day of __________________, 20____, before me, the undersigned officer, personally appeared _________________________, ______________________ of ________________________________________, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said corporation.



                                             -----------------------------------
                                             Notary Public
                                             My Commission Expires: ____________
STATE OF NEW YORK )
                  ) ss.:
COUNTY OF         )

         On this ____ day of __________________, 20____, before me, the undersigned officer, personally appeared _________________________, ______________________ of ________________________________________, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said corporation.



                                             -----------------------------------
                                             Notary Public
                                             My Commission Expires: ____________


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